EX-99.C

                             JOINT FILING AGREEMENT

     The undersigned agree that this Amendment No. 5 to the Schedule 13D, dated June 27, 2003, relating to the Common Stock of TFC Enterprises, Inc. shall be filed on behalf of the undersigned.


Dated: June 27, 2003                    Grand Slam Capital Partners, LP


                                        By: /s/ MITCHELL SACKS
                                            ------------------------------------
                                            Name:   Mitchell Sacks
                                            Title:  Managing Partner


Dated: June 27, 2003                    Grand Slam General Partners, LLC


                                        By: /s/ MITCHELL SACKS
                                            ------------------------------------
                                            Name:   Mitchell Sacks
                                            Title:  Principal


Dated: June 27, 2003                    /s/ SUSAN UNGER SACKS
                                        ----------------------------------------
                                            Susan Unger Sacks


                                        Maxwell Sacks UGMA


Dated: June 27, 2003                    By: /s/ MITCHELL SACKS
                                            ------------------------------------
                                            Name:   Mitchell Sacks, as Custodian



Dated: June 27, 2003                        /s/ KELLY WONG
                                            ------------------------------------
                                            Kelly Lauren Wong

                             JOINT FILING AGREEMENT


     The undersigned agree that this Amendment No. 5 to the Schedule 13D, dated June 27, 2003, relating to the Common Stock of TFC Enterprises, Inc. shall be filed on behalf of the undersigned.



                                            1999 Mickey B. Sacks Trust


Dated: June 27, 2003                   By:  /s/ MICHAEL LAU WONG
                                            -------------------------
                                            Name:  Michael Lau Wong, as Trustee


                                            1995 Mason Bennett Sacks Trust


Dated: June 27, 2003                   By:  /s/ MICHAEL LAU WONG
                                            -------------------------
                                            Name:  Michael Lau Wong, as Trustee



                                            1995 Maxwell Sacks Trust



Dated: June 27, 2003                   By:  /s/ MICHAEL LAU WONG
                                            -------------------------
                                            Name:  Michael Lau Wong, as Trustee


                                    Page 16